SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2003

Dynamics Research Corporation (Exact name of Registrant as specified in its charter)
Massachusetts (State or other jurisdiction of incorporation)	1-7348 (Commission File Number)	042-2211809 (I.R.S. Employer Identification No.)
60 Frontage Road, Andover, Massachusetts (Address of principal executive offices)	01810 (Zip Code)

Registrant’s telephone number, including area code (978) 475-9090

(Former name or former address, if changed since last report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit 99.1	Press release dated May 6, 2003.

Item 9.      Regulation FD Disclosure (Information provided under Item 12 - Results of
                  Operations and Financial Condition).

         Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K. The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On May 6, 2003, Dynamics Research Corporation issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 6, 2003	DYNAMICS RESEARCH CORPORATION
		By:	/s/ David Keleher Name: David Keleher Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Name	Location
99.1	Press Release dated May 6, 2003.	Filed herewith